                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R.K. Richey, Keith A. Tucker, Gary L. Coleman, William
C. Barclift and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for participating exchangeable premium securities of the Company or of a subsidiary of the Company, and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ J. P. Bryan
                                         ------------------------------
                                         J. P. Bryan
                                         Director
                                         Date:

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R.K. Richey, Keith A. Tucker, Gary L. Coleman, William
C. Barclift and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for participating exchangeable premium securities of the Company or of a subsidiary of the Company, and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Joseph M. Farley
                                         ------------------------------
                                         Joseph M. Farley
                                         Director
                                         Date:

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R.K. Richey, Keith A. Tucker, Gary L. Coleman, William
C. Barclift and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for participating exchangeable premium securities of the Company or of a subsidiary of the Company, and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Harold T. McCormick
                                         ------------------------------
                                         Harold T. McCormick
                                         Director
                                         Date:

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R.K. Richey, Keith A. Tucker, William
C. Barclift and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for participating exchangeable premium securities of the Company or of a subsidiary of the Company, and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Gary L. Coleman
                                         ------------------------------
                                         Gary L. Coleman
                                         Vice President and Chief Accounting
                                         Officer
                                         Date:

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R.K. Richey, Keith A. Tucker, Gary L. Coleman, William
C. Barclift and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for participating exchangeable premium securities of the Company or of a subsidiary of the Company, and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ George J. Records
                                         ------------------------------
                                         George J. Records
                                         Director
                                         Date: November 1, 1995

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R.K. Richey, Keith A. Tucker, Gary L. Coleman, William
C. Barclift and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for participating exchangeable premium securities of the Company or of a subsidiary of the Company, and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Joseph L. Lanier
                                         ------------------------------
                                         Joseph L. Lanier
                                         Director
                                         Date: November 2, 1995

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R.K. Richey, Keith A. Tucker, Gary L. Coleman, William
C. Barclift and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for participating exchangeable premium securities of the Company or of a subsidiary of the Company, and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Yetta G. Samford
                                         ------------------------------
                                         Yetta G. Samford
                                         Director
                                         Date: November 2, 1995

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Keith A. Tucker, Gary L. Coleman, William C. Barclift and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for participating exchangeable premium securities of the Company or of a subsidiary of the Company, and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ R. K. Richey
                                         -------------------------------------
                                         R. K. Richey
                                         Chairman, Chief Executive Officer and
                                         Director
                                         Date:

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director and officer of Torchmark Corporation (the "Company") constitutes and appoints R.K. Richey, Gary L. Coleman, William C. Barclift and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for participating exchangeable premium securities of the Company or of a subsidiary of the Company, and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Keith A. Tucker
                                         ------------------------------
                                         Keith A. Tucker
                                         Vice Chairman and Director
                                         Date:

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R.K. Richey, Keith A. Tucker, Gary L. Coleman, William
C. Barclift and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for participating exchangeable premium securities of the Company or of a subsidiary of the Company, and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Louis T. Hagopian
                                         ------------------------------
                                         Louis T. Hagopian
                                         Director
                                         Date: